UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 29, 2010
INSULET CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33462	04-3523891
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9 Oak Park Drive
Bedford, Massachusetts 01730
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (781) 457-5000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a). Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
     On July 29, 2010, management and the Audit Committee of the Board of Directors of Insulet Corporation (the “Company”) concluded that it is necessary to restate the Company’s audited consolidated financial statements for the year ended December 31, 2009 and for the unaudited quarterly financial reporting periods ended September 30, 2009 and March 31, 2010 and that the Company’s consolidated financial statements for these periods should no longer be relied upon. In addition, the report of Ernst & Young LLP, the Company’s independent registered public accounting firm, for the year ended December 31, 2009 should no longer be relied upon. The Audit Committee made this determination following consultation with and upon the recommendation of management and following consultation with Ernst & Young LLP. Therefore, the Company plans to present the restated results for fiscal year ended December 31, 2009, and the quarterly period ended September 30, 2009 in an amended Annual Report on Form 10-K/A. The Company plans to present the restated results for the quarterly period ended March 31, 2010 in an amended Quarterly Report on Form 10-Q/A. The Company expects to file these amended reports on or before August 9, 2010.
     In September 2009, the Company entered into an amendment to its existing Facility Agreement which was determined at the time to be an early extinguishment of the debt borrowed thereunder. As a result, the Company expensed $7.6 million of non-cash interest related to the write-off of remaining debt discount and related fees such as deferred financing costs on the original loan. Upon subsequent review, the Company determined on July 29, 2010, that the amendment should have been treated as a modification of the original loan as compared to an early extinguishment in its previously issued financial statements. A debt modification recognizes debt discount and related fees relating to the original borrowings over the term of the new borrowing, as well as additional discount on the new borrowing as a non-cash adjustment to interest expense rather than as a non-cash loss on debt extinguishment at the time the original borrowing is amended. Accordingly, the Company has concluded that a correction is required to recognize the amendment as a modification and recognize as non-cash interest expense the debt discount and related fees on the original debt from the date of the amendment in September 2009 through the maturity of the Facility Agreement in September 2012.

     The following tables summarize the effect of the restatement by major financial statement line item in the three and nine months ended September 30, 2009 and the year ended December 31, 2009. The restatement resulted in an increase in other assets of $1.3 million and $1.2 million at September 30, 2009 and December 31, 2009, respectively, related to the capitalization of issuance costs incurred net of interest expense recognized over the term of the loan and a decrease of long-term debt of $8.4 million and $7.8 million at September 30, 2009 and December 31, 2009, respectively, related to the debt discount on the warrants and shares issued in connection with the Facility Agreement, net of interest expense recognized. The restatement resulted in a reduction in interest expense of $7.8 million in the three and nine months ended September 30, 2009 and $7.2 million in the year ended December 31, 2009, with an equivalent reduction in net interest expense and net loss for these same periods. The restatement had no effect on any amounts reported in periods prior to the quarter ended September 30, 2009.
     Financial statement lines on the consolidated balance sheets, consolidated statements of operations and consolidated statements of cash flows impacted as a result of the restatement are summarized below (in thousands):
Consolidated Balance Sheet

	September 30, 2009		December 31, 2009
	As Previously		As Previously
	Reported	As Restated	Reported	As Restated
	(unaudited)		(unaudited)
Other assets	$1,806	$3,097	$1,862	$3,072
Total assets	117,128	118,419	171,648	172,858
Long-term debt, net of current portion	95,902	87,534	96,979	89,136
Total liabilities	116,825	108,457	118,791	110,948
Additional paid-in capital	315,230	317,086	382,709	384,565
Accumulated deficit	(314,959)	(307,156)	(329,891)	(322,694)
Total stockholders’ equity	303	9,962	52,857	61,910
Total liabilities and stockholders’ equity	117,128	118,419	171,648	172,858
Consolidated Statement of Operations

	Three Months Ended		Nine Months Ended		Year Ended
	September 30, 2009		September 30, 2009		December 31, 2009
	As Previously		As Previously		As Previously
	Reported	As Restated	Reported	As Restated	Reported	As Restated
	(unaudited)		(unaudited)		(unaudited)
Interest expense	$(11,267)	$(3,464)	(17,416)	(9,613)	$(20,423)	$(13,226)
Net interest expense	(11,245)	(3,442)	(17,212)	(9,409)	(20,182)	(12,985)
Net loss	(24,725)	(16,922)	(64,609)	(56,806)	(79,541)	(72,344)
Net loss per share basic and diluted	(0.88)	(0.60)	(2.32)	(2.04)	(2.68)	(2.43)
Consolidated Statement of Cash Flows

	Nine Months Ended		Year Ended
	September 30, 2009		December 31, 2009
	As Previously		As Previously
	Reported	As Restated	Reported	As Restated
	(unaudited)		(unaudited)
Net loss	$(64,609)	$(56,806)	$(79,541)	$(72,344)
Amortization of debt discount	10,495	3,983	11,572	5,585
Non cash interest expense	1,757	466	1,887	677

     The following tables summarize the effect of the restatement by major financial statement line item in the quarter ended March 31, 2010. The restatement resulted in an increase in other assets of $1.1 million at March 31, 2010 related to the capitalization of issuance costs incurred net of interest expense recognized over the term of the loan and an decrease of long-term debt of $7.3 million related to the debt discount on the warrants and shares issued in connection with the Facility Agreement, net of interest expense recognized. The restatement resulted in an increase in interest expense of $0.6 million in the three months ended March 31, 2010 with an equivalent increase in net interest expense and net loss. The restatement had no effect on any amounts reported in periods prior to the quarter ended September 30, 2009.
     Financial statement lines on the consolidated balance sheet, consolidated statement of operations and consolidated statement of cash flows impacted as a result of the restatement are summarized below (in thousands):
Consolidated Balance Sheet

	March 31, 2010
	As Previously
	Reported	As Restated
	(unaudited)
Other assets	$1,730	$2,855
Total assets	159,037	160,162
Long-term debt, net of current portion	98,217	90,925
Total liabilities	118,113	110,821
Additional paid-in capital	384,631	386,487
Accumulated deficit	(343,746)	(337,185)
Total stockholders’ equity	40,924	49,341
Total liabilities and stockholders’ equity	159,037	160,162
Consolidated Statement of Operations

	Three Months Ended
	March 31, 2010
	As Previously
	Reported	As Restated
	(unaudited)
Interest expense	$(3,149)	$(3,785)
Net interest expense	(3,125)	(3,761)
Net loss	(13,855)	(14,491)
Net loss per share basic and diluted	(0.37)	(0.38)
Consolidated Statement of Cash Flows

	Three Months Ended
	March 31, 2010
	As Previously
	Reported	As Restated
	(unaudited)
Net loss	$(13,855)	$(14,491)
Amortization of debt discount	1,238	1,789
Non cash interest expense	132	217

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

INSULET CORPORATION
August 4, 2010	By:	/s/ Brian Roberts
Chief Financial Officer

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